BARCLAYS GLOBAL INVESTORS FUNDS

Supplement, dated August 24, 2007, to the

Prospectuses, dated May 1, 2007, as previously supplemented, for all classes of the Institutional Money Market Fund, Prime Money Market Fund,

Government Money Market Fund and Treasury Money Market Fund of

Barclays Global Investors Funds

The information in this Supplement updates information in, and should be read in conjunction with, each such Prospectus, dated May 1, 2007.

In the “Shareholder Information” section, substitute the following for the first paragraph under “How to Buy Shares”:

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund’s transfer agent or an intermediary pursuant to an appropriate agreement, on any day the Funds are open (a “Business Day”) by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios’ portfolio securities are closed or the Fedwire Funds Service is closed. The Institutional Money Market Fund and the Prime Money Market Fund do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day. The Government Money Market Fund and the Treasury Money Market Fund generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

In the remainder of the “Shareholder Information” section, delete the phrase “if the primary markets for the Master Portfolios’ portfolio securities close early, at such closing time” and substitute the phrase “if the Fund closes early, at such closing time.”

In the “Shareholder Information” section, substitute the following for the footnotes under “Special Instructions for Direct Buyers” or “Special Instructions for Existing Shareholders”, as applicable:

(1)

The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2)

To help prevent fraud, if you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

BGF-A-500-08007

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